FOR RELEASE:	Immediately

CONTACT:	Víctor J. Galán Chairman and CEO (787) 766-8301

WEBSITE:	www.rgonline.com
R&G FINANCIAL ADVISES OF NOTICE OF DELISTING BY NASDAQ WITH
RESPECT TO ITS FOUR CLASSES OF PREFERRED SECURITIES, PROVIDES UPDATE ON
FINANCIAL RESTATEMENT AND THAT IT WILL BE ISSUING CERTAIN UNAUDITED AND
PRELIMINARY OPERATIONAL DATA FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
IN NEAR FUTURE
San Juan, Puerto Rico, October 5, 2005 — R&G Financial Corporation (the “Company”) (NYSE:RGF), the financial holding company of R-G Premier Bank, R-G Crown Bank, and R&G Mortgage Corp, announced today that it has received notification from The Nasdaq Stock Market, Inc. (“Nasdaq”) that the Nasdaq Listing Qualification Panel (the “Panel”) has determined to delist the Company’s four classes of outstanding preferred securities from The Nasdaq National Market, effective with the open of business on Thursday, October 6, 2005. The Company has been unable to timely file its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005 (the “Form 10-Qs”) due to the additional work associated with its ongoing efforts to restate its audited consolidated financial statements for the years ended December 31, 2004, 2003 and 2002 and the related interim periods. The Company’s failure to timely file these periodic reports violates Nasdaq Marketplace Rule 4310(c)(14) for continued listing on Nasdaq. The Nasdaq action does not impact the Company’s common stock, which trades on the New York Stock Exchange.
On May 19, 2005, the Company disclosed that it received a notice from the Nasdaq Listing Qualifications Department indicating that because of the Company’s failure to file its Form 10-Q for the quarter ended March 31, 2005, the Company’s four classes of outstanding preferred securities would be subject to delisting unless the Company requested a hearing. At the Company’s request, a hearing was held on June 30, 2005. As a result of such hearing, the Company was advised by the Panel that its four classes of outstanding preferred securities would continue to be listed on The Nasdaq National Market, subject to certain conditions, including the filing of all delinquent Quarterly Reports on Form 10-Q on or before September 30, 2005. On August 17, 2005, the Company announced that it received a Notification of Additional Delinquency with respect to the Company’s four classes of outstanding preferred securities from the Nasdaq, which indicated that the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended

June 30, 2005 was a further violation of Nasdaq Marketplace Rule 4310(c)(14). On September 15, 2005, the Company requested an extension from the Panel of the September 30, 2005 deadline for coming into full compliance with Nasdaq Marketplace Rule 4310(c)(14). However, the Panel has nonetheless determined to delist the Company’s four classes of outstanding preferred securities from The Nasdaq National Market.
The Company may request that the Nasdaq Listing and Hearing Review Council (the “Council”) review the Panel’s decision to delist the Company’s preferred securities from The Nasdaq National Market, within 15 days of the Panel’s determination. However, such request will not stay the Panel’s decision. The Company intends to seek the Council’s review.
The four classes of the Company’s outstanding preferred securities are not currently eligible to trade on the OTC Bulletin Board because the Company is not current in its reporting obligations under the Exchange Act. The Company expects that quotations for its four classes of outstanding preferred securities will appear in the National Daily Quotations Journal, often referred to as the “pink sheets,” where subscribing dealers can submit bid and ask prices on a daily basis.
The Company continues to work diligently toward completing and filing the delinquent periodic reports as soon as possible. Upon the completion of the filing of all reports required to be filed under the Exchange Act, the Company will take prompt appropriate action to use its best efforts to cause its four classes of outstanding preferred securities to be eligible for trading on The Nasdaq National Market. The Company is committed to regaining compliance with all Exchange Act filing requirements and relisting its four classes of outstanding preferred securities as soon as possible. However, the Company is unable to state with specificity the date on which these periodic reports will be filed.
The Company has been working diligently to complete the restatement process and file its amended report on Form 10-K for the year ended December 31, 2004, including its restated financial statements, by the end of the year, and to file its quarterly reports on Form 10-Q for the first three quarters of 2005 as soon as practicable thereafter. However, given the time involved to complete the restatement process, no assurance can be given as to when the restatement process will be complete. We wish to provide assurances that we are dedicated to achieving the completion of the restatement process and the filing to our quarterly financial reports for the current year as promptly as possible, and we are working diligently toward that end.
While the Company is unable to provide at this juncture complete financial results for any period within 2005 due to the previously announced restatement process, it will be providing certain unaudited and preliminary operational data for the nine months ended September 30, 2005 in the near future.
Portions of the disclosure contained in this press release that are not statements of historical fact may include forward-looking statements. Statements regarding the Company’s beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to significant risks and uncertainties. Actual results may differ materially from those described in such statements as a result of these risks and uncertainties. In particular, the forward-looking statements include statements about the Company’s four classes of outstanding preferred securities trading on the “pink sheets”, the OTC Bulletin Board or The Nasdaq National Market and statements made regarding making required filings with the Securities and Exchange Commission (“SEC”) in order to regain compliance. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the ability to continue to have the Company’s four classes of preferred stock freely traded, to finalize and file, timely or otherwise, the Form 10-Qs or other periodic reports required under the Exchange Act, to meet requirements put forth by Nasdaq, and other risks detailed from time to time in the Company’s SEC filings. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
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The Company, currently in its 33rd year of operations, is a diversified financial holding company with operations in Puerto Rico and the United States, providing banking, mortgage banking, investments, consumer finance and insurance through its wholly-owned subsidiaries R-G Premier Bank of Puerto Rico, a Puerto Rico-chartered commercial bank, R-G Crown Bank, its Florida-based savings bank, R&G Mortgage Corp., Puerto Rico’s second largest mortgage banker, Mortgage Store of Puerto Rico, Inc., a subsidiary of R&G Mortgage, Continental Capital Corp., R-G Crown’s New York and North Carolina based mortgage banking subsidiary, R-G Investments Corporation, a Puerto Rico broker-dealer, and Home and Property Insurance Corporation, a Puerto Rico insurance agency. As of December 31, 2004, R&G Financial had previously reported consolidated assets of $10.2 billion and consolidated stockholders’ equity of $855.6 million.